SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 26-Aug-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Aug-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     26-Aug-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            26-Aug-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Aug-02

DISTRIBUTION SUMMARY

                         Beginning                Current Perio      Accrued
          Original Current Principa    Principal  Pass-Through      Interest
Class  Face Value           Amount   Distribution         Rate Distributed (1)
A-1  212,500,000   208,155,857     4,128,468      2.14188%     396,307
A-2  150,000,000   148,894,139     3,581,358      2.16688%     286,787
A-3  40,000,000    39,705,104      955,029        2.17688%     76,830
A-4  30,000,000    29,778,828      716,272        2.15688%     57,093
A-IO 262,743,750   259,119,362     0              6.16312%     1,508,253
M-1  32,250,000    32,250,000      0              2.71688%     77,884
M-2  24,500,000    24,500,000      0              3.33688%     72,670
B-1  20,500,000    20,500,000      0              4.13688%     75,383
B-2  5,250,000     5,250,000       0              4.58688%     21,405
X    515,000,050   510,143,213     0              2.15688%     0
R    50            0               0              1.83688%     0
Total515,000,050   509,033,928     9,381,127                   2,572,611


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A0               204,027,389
  A-2           N/A0               145,312,781
  A-3           N/A0               38,750,075
  A-4           N/A0               29,062,556
 A-IO           N/A0               253,420,327
  M-1            0 0               32,250,000
  M-2            0 0               24,500,000
  B-1            0 0               20,500,000
  B-2            0 0               5,250,000
    X           N/A0               501,810,405
    R           N/A0               0
Total            0 0               499,652,802

AMOUNTS PER $1,000 UNIT
                                                      Interest        Ending
                              Prin            Int Carry-forward    Curr Prin
ClassCusip            Distribution   Distribution       Amount        Amount
A-1  22540V2E1     19.42808480     1.86497200     0.00000000   960.12889049
A-2  22540V2F8     23.87572093     1.91191547     0.00000000   968.75187540
A-3  22540V2G6     23.87572100     1.92073875     0.00000000   968.75187550
A-4  22540V2H4     23.87572100     1.90309200     0.00000000   968.75187533
A-IO 22540V2J0     0.00000000      5.74039523     0.00000000   964.51514872
M-1  22540V2L5     0.00000000      2.41500434     0.00000000   1000.00000000
M-2  22540V2M3     0.00000000      2.96611551     0.00000000   1000.00000000
B-1  22540V2N1     0.00000000      3.67722683     0.00000000   1000.00000000
B-2  22540V2P6     0.00000000      4.07722667     0.00000000   1000.00000000
X    22540V2Q4     0.00000000      0.00000000     0.00000000   974.38904074
R    22540V2K7     0.00000000      0.00000000     0.00000000   0.00000000

                                   GROUP 1        GROUP 2      TOTAL
(i)  Principal Distributions:
Beginning Balance (includes Subsequ249,424,414    260,698,785  510,123,199
     Scheduled Principal           161,801        173,652      335,453
     Prepayments (Includes Curtailm3,500,238      4,477,104    7,977,341
     Net Liquidation Proceeds      0              0            0
     Loan Purchase Prices          0              0            0
     Total Principal Remittance    3,662,039      4,650,756    8,312,794
     Net Realized Losses           0              0            0
Ending Balance                     245,762,375    256,048,030  501,810,405

(v),(Prefunding Account:
     Beginning Balance             1269125.44     1175803.23   2444928.67
     Subsequent Transfer           1264042.65     1160872.42   2424915.07
     Added to available certificate5082.79        14930.81     20013.60
     Amount on Deposit in Prefundin0.00           0.00         0.00

     Aggregate Ending Collateral Ba245,762,375    256,048,030  501,810,405

(vi) Ending Overcollateralization Amount                           2,157,603

     Interest Distributions:
     Scheduled Interest  - Net of S1,729,674      1,743,776    3,473,450
     Capitalized Interest Account w23             66           89
     Less Relief Act Interest Short0              0            0
     Less Net Prepayment Interest S0              0            0
                                   1,729,696      1,743,842    3,473,538
(xxi)Capitalized Interest Account:
     Beginning Balance                                         12,108
     less: Capitalized Interest Requirement                    89
     less: Withdrawal of Overfunded Interest Amount & remaining12,020
     Ending Balance                                            (0)

(vii)Servicing Fee 103,927         108,624        212,551
Trustee Fee        624             652            1,275
FSA Premium        10,408          10,919         21,327
Credit Risk Manager3,637           3,802          7,439


(ix) Advances
                   GROUP 1         GROUP 2        TOTAL
Current Aggregate  1,485,403       1,425,465      2,910,868
Outstanding Aggrega1,746,943       1,748,396      3,495,338

(x), Delinquency Information
 (xii), (xv), (xxiii)
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count          Balance
Group33            3,273,227       8              814,677
Group33            6,545,227       6              1,389,034
Total66            9,818,454       14             2,203,711
*The figures do not include foreclosures, bankruptcies, or REO properties.

     90 or more days delinquent
     Count         Balance
Group2             175,175
Group5             957,889
Total7             1,133,064
*The figures do not include foreclosures, bankruptcies, or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count          Balance
Group1,862         245,762,375     3              496,061
Group1,391         256,048,030     10             1,992,882
Total3,253         501,810,405     13             2,488,944


     Bankruptcy                    REO
     Count         Balance         Count          Balance      Market Value
Group4             519,139         0              0            0
Group4             701,418         0              0            0
Total8             1,220,557       0              0            0


(xiiiNumber of Loans for which Prepayment Premiums33
     Amount of Prepayment Premiums                177,433

(xiv)Current Month Delinquency Rate (60+days)     1.40417%
     Rolling Three Month Delinquency Rate Average 1.15686%

(xvi)Number of Loans Repurchased                  0
     Principal Balance of Loans Repurchased       0

(xviiRealized Losses incurred during the related D0.00
     Cumulative Net Realized Losses since Startup 0.00

(xix)Weighted Average Term to Maturity of Mortgage350
(xxivWeighted Average Gross Coupon of Mortgage Loa8.67085%
     Weighted Average Net Coupon of Mortgage Loans8.15035%

(xx) Insured Payment on Class As                  0.00

(xxv)Senior Enhancement Percentage                16.38938%

(xxviNet Excess Spread                            2.86814%

(xxviDeposit to Basis Risk Reserve Fund           0
     Basis Risk Reserve Fund Balance              5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA